February 27, 1992

Mr. James A. Umphryes
Executive Vice President
MONUMENT MORTGAGE, INC.
1850 Mt. Diablo Blvd., Suite 650
Walnut Creek, California 94S96

Dear Jim:

We are pleased to inform you that Monument Mortgage, Inc., has been approved as a Residential Funding Corporation Seller and Servicer.

Each time you obtain a commitment from Residential Funding, you automatically warrant that Monument Mortgage, Inc., is in compliance with all the terms of the
Seller and Servicer Contracts and Guides.

This Seller and Servicer approval is contingent upon the following:

         1. Receipt of E & O and Fidelity insurance binders.

         2. Receipt of USAP Letter for the period ending 12/31/91.

Duplicate copies of Seller/Servicer Contracts, as well as the Corporate
Resolution are enclosed for your completion and signature, along with a Contact
Information  List,  and the Wire  Transfer  Authorization  form (RFC Form
1670).
Please complete and sign all forms and return them to me by not later than March
20. 1992. Commitments issued by Residential Funding will be governed by these
Contracts and the Residential Funding Seller and Servicer Guides. Upon receipt of duplicate executed contracts, forms and the information shown above, Monument
Mortgage, Inc., will be assigned a Residential Funding ID number and may begin transacting business.

Residential Funding is committed to providing competitive programs and pricing, efficient loan delivery options, and personalized customer service. Please contact me or Alexandra Zabel, your Marketing Representative, at any time for assistance or to discuss our product offerings.

Sincerely,

Joel Carpenter
Vice President
Regional Manager

JC:lsz
Enclosures

cc:      Pat Nicholas - RFC
         Ron Whealdon - RFC

                 EVIDENCE OF INSURANCE FOR MORTGAGE BANKERS BOND

 BANKERS INSURANCE SERVICE CORP. IN CALIFORNIA d/b/a B.I.S.C. INSURANCE
SERVICES
                 123 NORTH WACKER DRIVE, CHICAGO, ILLINOIS 60606


We, the undersigned  Insurance Brokers,  hereby verify that the MORTGAGE
BANKERS
BOND (revised to 7/1/88) described in this Evidence of Insurance (which insurance is referred to herein as the "Bond") is in force at this date with certain Underwriters at Lloyd's, London, and/or certain other Underwriters (such
Underwriters being hereinafter called "Insurers").

Assured - Name:      Monument Mortgage, Inc.

        - Address:   3021 Citrus Circle. Suite 150
                     Walnut Creek, CA 94598

                            DESCRIPTION OF INSURANCE

MORTGAGE BANKERS BOND # 0C943 CERTIFICATE # 94-407-0173
                  BOND PERIOD:              7/31/94 to 7/31/97
AGGREGATE LIMIT OF INDEMNITY UNDER INSURING CLAUSES 1-8 AND 10,
INCLUDING EMPLOYEE DISHONESTY:              $1,200,000
DEDUCTIBLE FOR EMPLOYEE DISHONESTY:         $50, 000 each loss

AGGREGATE LIMIT OF INDEMNITY FOR CLAUSES 9 AND 11 (IF PURCHASED)
         ERRORS & OMISSIONS:                $1,200,000
         DEDUCTIBLE FOR ERRORS & OMISSIONS: $15, 000 each loss

MODIFICATIONS OR EXCESS POLICY LIMITS:




This document is furnished as a matter of information only. The issuance of this
document  does not make the  person  or  organization  to whom it is issued  an
additional  Assured,   nor  does  it  provide  any  rights  to  such
person  or
organization or modify in any manner the Bond between the Assured and the
Insurers. Any amendment, change or extension of such contract can only be effected by specific endorsement attached thereto.

It should be noted that the total Indemnity of the insurers for any and all loss or losses is limited to the amount remaining available for the payment of claims pursuant to the terms and conditions of the Bond irrespective of the total amount of such loss or losses.

The Bond contains separate Aggregate Limits of Indemnity. Any payments made under the Bond concerning either Aggregate Limit of Indemnity shall reduce that
Aggregate Limit of Indemnity remaining available for the payment of any loss or losses.

Should the Bond be cancelled, terminated or the Aggregate Limit of Indemnity reduced for any reason other than payment of loss during the Bond period in such manner as to affect this document, we, the undersigned, will endeavor to give thirty (30) days written notice to the holder of this document, but failure to give such notice shall impose no obligation of any kind upon the undersigned or upon the Insurers.

                                       Dated:  October 12, 1994


                                       By:
                                          BANKERS INSURANCE SERVICE

                     FEDERAL HOME LOAN MORTGAGE CORPORATION

                          SECURITY INTEREST INFORMATION


             (Complete and submit this form with the Acknowledgement
          Agreement. All Information set forth below is for the use of
            Freddie Mac and its employees and/or counsel, and will be
            boated as confidential information by all such persons.)

I.       SERVICER.

         Complete legal name MONUMENT MORTGAGE, INC.

         Freddie Mac seller/servicer number   920209

II.      SECURED PARTY.

         Complete legal name   RESIDENTIAL FUNDING CORPORATION

         Street address        1646 NORTH CALIFORNIA BLVD., SUITE 400
         (Do not write         WALNUT CREEK, CALIFORNIA 94596
         post office box)      ______________________________________

         Contact person        (Name)  D. GRAHAM SHIPMAN
                               (Title)   VICE PRESIDENT
                               (Telephone number)  (510) 935-0614
                               (Telecopier number)  (510) 935-6424

III.     SECURITY INTEREST.

         Is the entire Freddle Mac Servicing Contract (as defined in the
         Acknowledgement Agreement) subject to the secured Interest granted?

                  Yes   X           No

                  If "no," state the approximate maximum principal amount of mortgages  serviced  under the Freddie  Mac  Serving
Contract
                  subject to the security Interest.

         Has Servicer  granted a security  interest in the Freddie Mac
Servicing
         Contract to another person besides the Secured Party?

                  Yes               No   X

         If "yes," write on an additional page for such person the same information set forth in Part II above.

    State principal amount of secured obligation.

                  Warehouse line of credit $10 Million Other line of credit or loan $2 MILLION

    State maturity date of secured obligation. 1 MILLION REVOLVING LINE, 1 MILLION FOR FIVE YEARS FULLY AMORTIZING

    Explain purpose of secured obligation. Use additional pages, if necessary.

    FUNDS WILL BE USED FOR WAREHOUSE FINANCING